UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2022

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-39191 (Commission File Number)	84-4427672 (I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street Denver, Colorado (Address of principal executive offices)		80202 (Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 6, 2022, Ovintiv Inc. (the “Corporation”) issued a news release announcing the appointment of Ralph Izzo to the Board of Directors of the Corporation (the “Board”), effective September 6, 2022. Pursuant to a Board resolution, the Board has fixed the number of directors at thirteen. The Board has appointed Mr. Izzo to the Corporate Responsibility and Governance Committee and the Human Resources and Compensation Committee effective September 6, 2022.

Mr. Izzo will enter into a customary indemnification agreement with the Corporation in connection with his appointment as a director, consistent with those entered into with the Corporation’s other directors. Mr. Izzo will receive compensation for his services on the Board in accordance with the Corporation’s non-employee director compensation practices as described in the Corporation’s Proxy Statement filed with the Securities and Exchange Commission on March 23, 2022. There are no arrangements or understandings between Mr. Izzo and any other person pursuant to which Mr. Izzo was selected as a director. There are no transactions involving Mr. Izzo that require disclosure under Item 404(a) of Regulation S-K. A copy of the news release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein.

In its September 6, 2022 news release, the Corporation also announced that Bruce G. Waterman will retire as a director of the Corporation effective December 31, 2022. Mr. Waterman’s decision to retire was not based on any disagreement with the Corporation on any matter relating to the Corporation’s operations, policies or practices.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated September 6, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Exhibit Description

Exhibit 99.1	News Release dated September 6, 2022.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated September 6, 2022

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary